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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 11, 2000


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


     West Virginia                          0-17733                            55-0619957
      (State or other                  (Commission File No.)          (IRS Employer Identification
      jurisdiction of                                                           Number)
 incorporation or organization)


                               25 Gatewater Road
                        Charleston, West Virginia, 25313
                   (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
  (Former name, former address and former fiscal year, if changed since last report)
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     Item 5.  Other Events

     Attached as Exhibit 99 is a news release issued on July 12, 2000 by City Holding Company (the "Company") announcing that its principal bank subsidiary, City National Bank of West Virginia, has entered into a formal agreement with the Comptroller of the Currency.

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

              (a) Financial Statements               None
              (b) Pro Forma Financial Information    None
              (c) Exhibits
                     99                              News Release issued on
                                                     July 12, 2000

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CITY HOLDING COMPANY


Date: July 27, 2000
                                    By: /s/ Michael D. Dean
                                    ----------------------------------
                                    Michael D. Dean
                                    Senior Vice President - Finance,
                                    Chief Accounting Officer and
                                    Duly Authorized Officer